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                                                                  EXHIBIT 23.4


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Amendment No. 2 to Form S-3 of our report dated February 15, 1999 relating to the consolidated financial statements of Pegaso Telecomunicaciones, S.A. de C.V., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.





PricewaterhouseCoopers

Mexico City, Mexico
February 15, 2000